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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2000


                           ALAMOSA PCS HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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
         Delaware                             5-58523                           75-2853707
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification
       incorporation)                                                               No.)

   4403 Brownfield Highway
       Lubbock, Texas
(Address of principal executive                                        79407
          offices)                                                   (Zip Code)

       Registrant's telephone number, including area code: (806) 722-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 31, 2000, Alamosa PCS Holdings, Inc., a Delaware corporation, announced the execution of definitive agreements to merge Roberts Wireless Communications, LLC, a Missouri limited liability company, and Washington Oregon Wireless, an Oregon limited liability company, into its operations. A copy of the press release, dated July 31, 2000, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1    Press release dated July 31, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALAMOSA PCS HOLDINGS, INC.

Date: July 31, 2000
                                            By:     /s/ DAVID E. SHARBUTT
                                               --------------------------------
                                            Name:   David E. Sharbutt
                                            Title:  Chairman of the Board and
                                                    Chief Executive Officer





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                                  EXHIBIT INDEX

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
Exhibit
Number            Description
-------           -----------
99.1              Press release dated July 31, 2000.
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